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                                  EXHIBIT 10.3


                                  UNIT WARRANT

                                     BETWEEN

                           THEHEALTHCHANNEL.COM, INC.

                                       AND

                          LAGUNA PACIFIC PARTNERS, L.P.

                              DATED AUGUST 1, 2000



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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

                                  UNIT WARRANT

                           thehealthchannel.com, Inc.

             (Incorporated under the laws of the State of Delaware)


        THIS IS TO CERTIFY that, for value received, Laguna Pacific Partners, L.P., a Delaware limited partnership, or assigns (the "Holder") is entitled, subject to the terms and conditions set forth herein, to purchase, at an aggregate purchase price of One Dollar ($1.00), securities of thehealthchannel.com, a Delaware corporation (the "Company"), from the Company as described herein.

        This Warrant is part of an offering of Units of the Company (the "Units"), issuable at $250,000 per Unit, each Unit consisting of one 6% Secured Note, $250,000 principal amount (a "Note" ), and one Warrant (a "Unit Warrant"). The Units have been issued pursuant to a Subscription Agreement dated of even date herewith, between the Company and the Holders of the Unit Warrants (the "Subscription Agreement"), which contains representations, warranties and additional covenants of the Company with respect to the Units. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Subscription Agreement. THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.

        1. EXERCISABILITY. The Company intends to file a Registration Statement on Form SB-2 ("Form SB-2") with the Securities and Exchange Commission ("SEC") immediately upon execution of this Agreement. The declaration of effectiveness by the SEC of the Form SB-2 shall be referred to herein as the "Public Offering." This Warrant shall be exercisable, beginning on the date hereof and expiring on the date which is five years after the date hereof, to purchase shares of common stock (the "Public Securities") of the Company in a number equal to $250,000 divided by (subject to adjustment as provided below, the "Exercise Factor") the Public Offering Price (as defined below) of the Public Securities. The Public Offering Price shall be: (a) the offering price of any securities offered to the public by the Company upon the date of the Public Offering; or (b) if the Company is not offering any securities to the public, but merely registering already issued securities (i.e., a selling shareholder registration statement), the Public Offering

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Price shall be the closing bid price of the Company's shares of common stock on the last trading date which is one day prior to the Public Offering. If the Public Offering is declared effective on or prior to February 1, 2000, this Warrant shall (if not previously exercised) be deemed exercised for the Public Securities without any further action on the part of the Holder. The Public Securities issuable to the Holder upon exercise of this Warrant shall be included in the Form SB-2 for registration under the Securities Act of 1933, as amended (the "Act"), and the Holder shall be entitled to sell the Public Securities immediately upon the Public Offering, subject only to a potential Underwriter's Holdback (as defined in Section 3(a) hereof).

        In the event the Public Offering is not declared effective by February 1, 2001, the Exercise Factor shall increase by 10% (ten percentage points) per month beginning on February 1, 2001 and continuing on a compounded basis for each 30 day or partial 30 day period thereafter (the "Exercise Factor Adjustment"). In the event the Offering is not declared effective by August 1, 2001, then the Company shall be in default hereunder.

        Notwithstanding anything to the contrary contained in this Warrant or otherwise, the Holder shall not be required, although it shall have the right, to exercise this Warrant if the Company has not complied with all of its obligations hereunder.

        2. MANNER OF EXERCISE. In case of the purchase of less than all the Public Securities, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new warrant of like tenor for the balance of the Public Securities. Upon the exercise of this Warrant, the issuance of certificates for securities, properties or rights underlying this Warrant shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder including, without limitation, any tax that may be payable in respect of the issuance thereof, and such certificates shall be issued in such names as may be directed by the Holder: provided, however, that the Company shall not be required to pay any tax in respect of income or capital gain of the Holder or any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder (a "Transfer Tax"), and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of any such Transfer Tax or shall have established to the satisfaction of the Company that any such Transfer Tax has been paid.

        If and to the extent this Warrant is exercised, in whole or in part, the Holder shall be entitled to receive a certificate or certificates representing the Public Securities so purchased, upon presentation and surrender to the Company of this Warrant, with the form of election to purchase attached hereto duly executed, and accompanied by payment of the purchase price.

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        3.     REGISTRATION.

        (a) The Company shall cause the Public Securities issuable upon exercise of this Warrant to be registered under the Act pursuant to the Form SB-2. The Holder shall be entitled to sell the Public Securities Offering, subject only to a restriction on selling for a period of 90 days following the effective date of the Public Offering if there is an underwriter for the Public Offering (the "Underwriter's Holdback"), which restriction may be waived in the sole discretion of any such underwriter (the "Underwriter"). The Company shall use its best efforts to cause the Form SB-2 to be declared effective by the SEC on or before February 1, 2001. The Company shall take all other action reasonably necessary under any federal or state law or regulation (including without limitation California "blue sky" laws) to permit the Public Securities to be sold or otherwise disposed of, and will maintain such compliance from the date of effectiveness of the Form SB-2 until twelve months from such date in order to effect such proposed sale or other disposition.

        (b) In connection with the registration of securities pursuant to
Section 3(a) hereof, the Company and the Holder covenant and agree as follows:

        (i) The Company shall use its best efforts to cause the Form SB-2 to be declared effective at the earliest possible time, and shall furnish the Holder such number of prospectuses as the Holder shall reasonably request. The Company shall cause the Form SB-2 to remain effective, and shall file all post-effective amendments necessary, to cause the Form SB-2 to remain effective until twelve months following the effective date of such registration, except in the case of any warrants issuable hereunder, in which case the Company shall cause the Form SB-2 to remain effective twelve months following the expiration date of such warrants.

        (ii) The Company shall pay all costs, fees and expenses incurred by the Company and the Holder in connection with the Form SB-2 and the offering thereunder including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses (but excluding discounts or selling commissions of any underwriter of broker dealer acting on behalf of the Holder).

        (iii) The Company shall take all necessary action which may be reasonably required in qualifying or registering the securities included in the Form SB-2 for offering and sale under the securities or blue sky laws of all states reasonably requested by the Holder, provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

        (iv) The Company shall indemnify the Holder and each person, if any, who controls the Holder within the meaning of Section 15 of the Act or
        Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from the Form SB-2, in accordance with the terms and conditions set forth in the Subscription Agreement.

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        (v) The Holder shall indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of
        Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against such claim) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of the Holder for specific inclusion in the Form SB-2, in accordance with the terms and conditions set forth in the Subscription Agreement.

        (vi) The Company shall cause all securities of the Holder registered pursuant to a Form SB-2 to be listed on any national securities exchange or quoted on any automated quotation system on which similar securities of the Company are listed or quoted.

        4. NO STOCKHOLDER RIGHTS. Unless and until this Warrant is exercised, this Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and, no dividends shall be payable or accrue in respect of this Warrant.

        5. EXCHANGE. This Warrant is exchangeable upon the surrender hereof by the Holder to the Company for new warrants of like tenor representing in the aggregate the right to purchase the number of Public Securities purchasable hereunder, each of such new warrants to represent the right to purchase such number of Public Securities as shall be designated by the Holder at the time of such surrender.

        Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the company of all reasonable expenses incidental thereto, and upon surrender and cancellation hereof, if mutilated, the Company will make and deliver a new warrant of like tenor and amount, in lieu hereof.

        6. ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue certificates representing fractions of securities upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests. All fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of securities, properties or rights receivable upon exercise of this Warrant.

        7. RESERVATION AND LISTING OF SECURITIES. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock or other securities, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as this Warrant shall be outstanding, the Company shall cause all Public Securities to be listed (subject to official notice of issuance) on all securities exchanges and quoted by all automated quotation reporting systems on or by which the Underwritten Securities are listed and/or quoted.


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        8. NOTICE. Notices to be given to the Company or the Holder shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notices shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the third business day after the date of mailing. The address of the Company is set forth in Article IX of the Subscription Agreement, and the Company shall give written notice of any change of address to the Holder. The address of the Holder shall be the address of the Holder as set forth on the signature page of the Subscription Agreement.

        9. CONSENT TO JURISDICTION AND SERVICE. The Company consents to the jurisdiction of any court of the State of California, and of any federal court located in California, in any action or proceeding arising out of or in connection with this Warrant. The Company waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, by certified mail directed to the Company, or, in the alternative, in any other form or manner permitted by law. Orange County, California shall be proper venue.

        10. SUCCESSORS. All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective legal representatives, successors and assigns.

        11. ATTORNEYS FEES. In the event the Investors or any holder hereof shall refer this Warrant to an attorney to enforce the terms hereof, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney's fees, whether or not suit is instituted.

        12. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED, CONSTRUED AND INTERPRETED UNDER THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE RULES GOVERNING CONFLICTS OF LAW.

        13.    CONFLICT WAIVER.

               (a) The Parties hereto agree and acknowledge that Horwitz &Beam ("H&B" or "the Firm") has been representing both the Company and the Investor in connection with various legal matters. The Parties hereby give their informed consent to the Firm representing both Parties in various legal matters. The Parties hereto further acknowledge that they have been informed of the inherent conflict of interest associated with the drafting of this Agreement by H&B and waive any action they may have against H&B regarding such conflict. All parties to this Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.

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               (b) The Parties hereto acknowledge that Strawberry Canyon Capital is a General Partner of the Investor, Laguna Pacific Partners, L.P., and that
Mr. Lawrence W. Horwitz is the sole shareholder of Strawberry Canyon Capital as well as senior counsel of H&B. The Parties hereto waive any action they may have against H&B, Strawberry Canyon Capital, Laguna Pacific Partners, L.P., and Lawrence W. Horwitz, an individual, regarding such conflict.



        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by the signature of its President and its seal affixed and attested by its Secretary and to be delivered in Irvine, California.

Dated: August 1, 2001                 The Company:

                                      THEHEALTHCHANNEL.COM, INC.,
                                      a Delaware corporation


                                      /s/ Tom Lonergan
                                     ------------------------------------
                                      By:
                                      Its:


                                      The Holder:

                                      LAGUNA PACIFIC PARTNERS, L.P.,
                                      a Delaware limited partnership

                                      By:    THE MANHATTAN NETWORK, INC.,
                                             a California corporation
                                      Its:   General Partner

                                             /s/  Thomas Ehrlich
                                             -----------------------------
                                             By:  Thomas Ehrlich
                                             Its:   President


                                      By:    STRAWBERRY CANYON CAPITAL, INC.,
                                             a California corporation
                                      Its:   General Partner

                                             /s/  Lawrence W. Horwitz
                                             -----------------------------
                                             By:  Lawrence W. Horwitz
                                             Its:   President

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                         [FORM OF ELECTION TO PURCHASE]

        The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by this Warrant Certificate for, and to purchase securities of thehealthchannel.com, Inc.. and herewith makes payment of $1.00 therefor, and requests that the certificates for such securities be issued in the name of, and delivered to, _______________________ ______________, whose address is ________________________.




Dated:                  Signature
                                 -------------------------------------
                               (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

                               ---------------------------------------
                               (Insert Social Security or Other
                               Identifying Number of Holder)